UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2019
Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 500, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	UTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Results of Operations and Financial Condition.

On December 12, 2019, Universal Technical Institute, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement with Coliseum Capital Partners, L.P., Coliseum Capital Partners II, L.P., Blackwell Partners LLC - Series A (collectively, the “Selling Stockholders”) and B. Riley FBR, Inc. (the “Underwriter”), a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, the Selling Stockholders agreed to sell to the Underwriter an aggregate of 3,601,724 shares of common stock, par value $0.0001 per share, of the Company the (“Common Stock”). The shares sold by the Selling Stockholders pursuant to the Underwriting Agreement were offered at a price of $6.25 per share in an underwritten public offering, which closed on December 17, 2019.
The Common Stock was offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-234253) initially filed with the Securities and Exchange Commission (the “Commission”) on October 18, 2019 and declared effective by the Commission on October 30, 2019.

Item 7.01.  Regulation FD Disclosure.
On December 12, 2019, the Company issued a press release announcing the Selling Stockholders’ offering of common stock described in Item 1.01 of this Report.  A copy of the press release is attached hereto as Exhibit 99.1.  The Company also issued a press release announcing the pricing of the offering on December 13, 2019.  A copy of the press release is attached hereto as Exhibit 99.2.  The information contained in the press releases shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated December 12, 2019, among Universal Technical Institute, Inc., B. Riley FBR, Inc., Coliseum Capital Partners, L.P., Coliseum Capital Partners II, L.P. and Blackwell Partners LLC - Series A.

99.1	Offering Press Release dated December 12, 2019

99.2	Pricing Press Release dated December 13, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

December 17, 2019	By:	/s/ Troy R. Anderson

Name: Troy R. Anderson
Title: Executive Vice President and Chief Financial Officer